                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               November 25, 1998
               Date of Report (Date of Earliest Event Reported)

 Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing
     Agreement dated as of October 1, 1998 among the Sponsor, PNC Mortgage Securities Corp., as Seller and Master Servicer, and State Street Bank and Trust
 Company, as Trustee, providing for the issuance of the Mortgage Pass-Through
                         Certificates, Series 1998-1)


                      HEADLANDS MORTGAGE SECURITIES INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                        333-46019-1                                68-0397342
                  --------                                        -----------                                ----------
(State or Other Jurisdiction of Incorporation)              (Commission File Number)            (I.R.S. Employer Identification No.)


          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events

            Filing of Certain Materials

            Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of its Mortgage Loan Pass-Through Certificates, Series 1998-1 (the "Certificates").

            The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).  Exhibits

            10.1  Monthly Payment Date Statement distributed to
                  Certificateholders, dated November 25, 1998.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 4, 1998



                                  HEADLANDS MORTGAGE
                                  SECURITIES INC.



                                  By:  /s/ Gilbert J. MacQuarrie
                                       ---------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                  Page Number
--------------                                                  -----------
10.1    Monthly Payment Date Statement distributed to
        Certificateholders, dated November 25, 1998 ................ 5